UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  JUNE  23,  2005

                                 PIZZA INN, INC.
             (Exact name of registrant as specified in its charter)

          MISSOURI                    0-12919               47-0654575
   (State or other           (Commission File Number)           (IRS
jurisdiction of incorporation)                 Employer Identification No.)


                3551 PLANO PARKWAY, THE COLONY, TEXAS     75056
          (Address of principal executive offices)          (Zip Code)

Registrant's  telephone  number,  including  area  code  (469)  384-5000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  7.01     REGULATION  FD  DISCLOSURE.

     At a meeting held on June 23, 2005, the board of directors of Pizza Inn, Inc. appointed Robert B. Page, Ramon D. Phillips, and John D. Harkey, Jr. to the audit committee. The board of directors has determined that, notwithstanding Mr. Page's appointment as Acting Chief Executive Officer of Pizza Inn from January 4, 2005 to March 31, 2005, each of Messrs. Page, Phillips, and Harkey, Jr. is (i) independent as defined under Nasdaq Marketplace Rule 4200(a)(15);
(ii) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (subject to the exemptions provided in Exchange Act Rule 10A-3(c)); (iii) has not participated in the preparation of Pizza Inn's financial statements or the financial statements of any current subsidiary of Pizza Inn at any time during the past three years; and (iv) is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

     Pizza Inn is furnishing this report under Item 7.01 solely to satisfy its obligations under Regulation FD. The information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information in this report shall not be considered "filed" under the Exchange Act or incorporated by reference into a filing under the Securities Act or the Exchange Act.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (C)     EXHIBITS.


EXHIBIT NO.         DESCRIPTION OF EXHIBIT
--------            ----------------------
 99.1               Press  Release  dated  June  23,  2005 (furnished herewith
 ----               and incorporated herein  by  reference)

     Pizza Inn, Inc. elects to disclose the information in the press release furnished as Exhibit 99.1 to this report and incorporated herein by reference through Item 7.01 of Form 8-K pursuant to Regulation FD. The exhibit to this report relates to Item 7.01 and shall be deemed furnished, and not filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Pizza  Inn,  Inc.

Date:  June  28,  2005                    By:  /s/ Rod J. McDonald
                                                   Rod  J.  McDonald,  Secretary